Innovative Companies, Inc.	L. G. ZANGANI, LLC Nine Main Street, Flemington, NJ 08822 (908) 788-9660 Fax: (908) 788-4024 E-mail: office@zangani.com Web site: http://www.zangani.com
For Release: IMMEDIATELY
Contact: Carol Dore-Falcone (727) 544-8866
Leonardo Zangani / LG Zangani LLC (908) 788-9660	e-mail: leonardo@zangani.com

PRESS RELEASE

Innovative Companies, Inc. Announces $10 Million Debt and Equity Financing Agreements with Laurus Funds

Largo, FL., Feb. 11, 2004/ — Innovative Companies, Inc. (“Innovative”) (Nasdaq: GORX) announced today that it has entered into a $5.0 million equity financing agreement with Laurus Master Fund, Ltd., a financial institution specializing in providing financing to small and micro-capitalization companies (“Laurus Funds”). In addition, on January 30, 2004, Innovative closed on a $5.0 million Term Note with Laurus Funds, which brings the total financing to $10 million over the past two weeks.

Under the equity financing, Innovative’s subsidiary issued Laurus Funds $5.0 million of 6% Convertible Preferred Stock, convertible into the common stock of Innovative, together with Warrants to purchase 150,000 shares of Innovative’s common stock. The Preferred Stock is convertible at a fixed price of $6.94, which represents a significant premium to the market price of the common stock at the time of closing. The underlying shares are initially “restricted”, but will be included in a resale registration statement to be filed shortly.

On January 30, Innovative issued a $5.0 million 6.0% Term Note, convertible into shares of Innovative common stock at a conversion price of $7.02 per share, which also represented a significant premium to the market price of the common stock at the time of closing. Principal repayments of $151,515.15 are scheduled to begin in July 2004 and will be paid monthly until the maturity of the note in January 2007. Both principal and interest are payable in cash or, subject to certain conditions, in Innovative Companies common stock. The Term Note is secured by Innovative Companies’ assets. Laurus was issued warrants to purchase an additional 150,000 common shares of Innovative Companies in connection with this financing transaction. The net proceeds from the private placement will be used to repay existing debt and for additional working capital.

David Grin, Partner at Laurus Funds, commented, “We are impressed by the Innovative Companies’ management team, led by Mihir Taneja, CEO, and the commercial progress that the Company has shown to date. We are excited about the future prospects of this business and look forward to working with Innovative.” Carol Dore-Falcone, Vice President and Chief Financial Officer, added, “This funding will assist the Company with our planned strategies surrounding the manufacture and distribution of generic drugs.”

ABOUT INNOVATIVE COMPANIES, INC.

Innovative Companies, Inc. manufactures, packages, repackages and distributes a wide array of health-related products. Innovative Companies, Inc. is comprised of the contract manufacturing entity, Innovative Health Products and its two wholly owned subsidiaries, Belcher Pharmaceuticals and Breakthrough Engineered Nutrition. Innovative Health Products custom

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Innovative Companies, Inc. Announces $10 million debt and equity financing manufactures high quality nutraceuticals, dietary supplements and vitamin supplements. Belcher Pharmaceuticals is an FDA registered plant that manufactures over-the-counter drugs and repackages generic RX drugs. Breakthrough Engineered Nutrition markets and distributes its own proprietary line of branded convenience foods for the low carb and low glycemic lifestyles. Breakthrough’s brands, Lean Protein and CarbSlim are distributed nationwide and are found in both mass retail and specialty outlets. For more about Innovative Companies, Inc. go to our websites at www.onlineihp.com, www.leanprotein.com and www.carbslim.com.

This press release contains certain forward-looking statements, including those regarding the company and its subsidiaries’ expectations, intentions, strategies and beliefs pertaining to future performance. All statements contained herein are based upon information available to the company’s management as of the date hereof, and actual results may vary based upon future events, both within and without management’s control.

SAFE HARBOR PROVISIONS

Certain oral statements made by management from time to time and certain statements contained in press releases and periodic reports issued by Innovative Companies, Inc. (the “Company”), as well as those contained herein, that are not historical facts are “forward-looking statements” within the meaning of Section 21E of the Securities and Exchange Act of 1934 and, because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements, including those in Management’s Discussion and Analysis, are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its Directors or its Officers about the Company and the industry in which it operates, and are based on assumptions made by management. Forward looking statements include without limitation statements regarding: (a) the Company’s growth and business expansion, including future acquisitions; (b) the Company’s financing plans; (c) trends affecting the Company’s financial condition or results of operations; (d) the Company’s ability to continue to control costs and to meet its liquidity and other financing needs; (e) the declaration and payment of dividends; and (f) the Company’s ability to respond to changes in customer demand and regulations. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When issued in this report, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions are generally intended to identify forward-

Innovative Companies, Inc. Announces $10 million debt and equity financing looking statements.

Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, (i) changes in the regulatory and general economic environment related to the health care and nutraceutical industry; (ii) conditions in the capital markets, including the interest rate environment and the availability of capital; (iii) changes in the competitive marketplace that could affect the Company’s revenue and/or cost and expenses, such as increased competition, lack of qualified marketing, management or other personnel, and increased labor and inventory costs; (iv) changes in technology or customer requirements, which could render the Company’s technologies noncompetitive or obsolete; (v) new product introductions, product sales mix and the geographic mix of sales and (vi) its customers’ willingness to accept its Internet platform in the future. Further information relating to factors that could cause actual results to differ from those anticipated is included but not limited to information under the headings “Business,” and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” in this Form 10-KSB as of and for the year ended March 31, 2003 which was filed on June 30, 2003. The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this advertisement are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, governmental approval processes, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed in the Company’s filings with the Securities and Exchange Commission.

L.G. Zangani, LLC provides financial public relations service to the Company, As such L.G. Zangani, LLC and/or its officers, agents and employees, receives remuneration for public relations and or other services in the form of moneys, capital stock in the Company, warrants or options to purchase capital in the Company.

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